Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of BioSource International, Inc., a Delaware corporation (the “Company”), does hereby certify with respect to the Amendment No. 2 to the Annual Report of the Company on Form 10-K/A for the year ended December 31, 2004 as filed with the Securities and Exchange Commission (the “10-K Report”) that, to the best of the undersigned’s knowledge:

(1)          the 10-K/A Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          the information contained in the 10-K/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 24, 2005	By:	/s/ Terrance J. Bieker
Terrance J. Bieker President and Chief Executive Officer

Date: June 24, 2005	By:	/s/ Alan I. Edrick
Alan I. Edrick Executive Vice President and Chief Financial Officer